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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                September 2, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      0-20574                 51-0340466
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14.d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

     On September 2, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Opens in Wayne, New Jersey and Virginia Beach, Virginia". A copy of the press release is attached as Exhibit 99.1.


SECTION 9.0 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.1 FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits
                  99.1   Press release dated September 2, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 2, 2004                  THE CHEESECAKE FACTORY INCORPORATED



                                            By:  /s/ MICHAEL J. DIXON
                                                 ------------------------------
                                                 Michael J. Dixon
                                                 Senior Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX



      Exhibit            Description
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        99.1             Press Release dated September 2, 2004 entitled
                         "The Cheesecake Factory Opens in Wayne, New
                         Jersey and Virginia Beach, Virginia".



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